SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 12, 2002

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in its charter)

WASHINGTON	1-4825	91-0470860

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federal Way, Washington	98063-9777

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (253) 924-2345

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 1.(b)
Exhibit 4.(f)
Exhibit 4.(g)
Exhibit 23.(c)

Item 5. Other Events

Exhibits are filed herewith in connection with the issuance by Weyerhaeuser Company of its 5.25% Notes due 2009 and 6.875% Debentures due 2033 pursuant to Registration Statement No. 333-72356.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

1(b)	Underwriting Agreement (including the Underwriting Agreement Standard Provisions (Debt) (December 12, 2002) incorporated by reference therein) dated December 12, 2002.

4(f)	Form of 5.25% Note due 2009.

4(g)	Form of 6.875% Debenture due 2033.

23(c)	Consent of Arthur Andersen LLP, independent public accountants.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

	By:	/s/ Steven J. Hillyard

Its:Vice President and Chief Accounting Officer

Date:	December 13, 2002

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EXHIBIT INDEX

Exhibit No.

1(b)	Underwriting Agreement (including the Underwriting Agreement Standard Provisions (Debt) (December 12, 2002) incorporated by reference therein) dated December 12, 2002.

4(f)	Form of 5.25% Note due 2009.

4(g)	Form of 6.875% Debenture due 2033.

23(c)	Consent of Arthur Andersen LLP, independent public accountants.

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